Exhibit 10.5

GUARANTY AGREEMENT

       Guaranty Agreement, dated as of December 11, 2007, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Guarantors”), in favor of Sheridan Asset
Management, LLC (the "Lender") relating to that certain Loan Agreement, dated as of the date hereof (the “Loan
Agreement”), by and among Continental Fuels, Inc., a Nevada corporation (the “Company”), Universal Property
Development and Acquisition Corporation, a Nevada corporation (“UPDA”), Timothy Brink (“Brink”), a US citizen and resident of the state of Texas, and the Lender.

W I T N E S S E T H:

       WHEREAS, pursuant to the Loan Agreement, the Lender has agreed to make a term loan to the Company evidenced by the Company’s Senior Secured Promissory Note, due December __, 2010 (the “Term Note”) and a
revolving loan to the Company evidenced by the Company’s Secured Revolving Promissory Notes due December __,
2010 (the “Revolving Note” and collectively with the Term Note, the “Notes”), subject to the terms and conditions set forth therein; and

       WHEREAS, it is a condition precedent to the determination of the Lender to make loans to the Company pursuant to the Loan Agreement that the Guarantors shall have executed and delivered the Guaranty to the Lender; and

       WHEREAS, each Guarantor will directly benefit from the extension of credit to the Company represented by the issuance of the Notes; and

       NOW, THEREFORE, in consideration of the premises and to induce the Lender to enter into the Loan
Agreement and to carry out the transactions contemplated thereby, each Guarantor hereby agrees with the Lender as follows:

       1. Definitions. Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement. The words “hereof,” “herein,” “hereto” and “hereunder”
and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty, and Section and Schedule references are to this Guaranty unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.
The following terms shall have the following meanings:

         “Action” shall have the meaning set forth in Section 3(f) of this Guaranty.

         “Company” shall have the meaning set forth in the Preamble of this Guaranty.

         “Financial Information” shall have the meaning set forth in Section 3(d) of this Guaranty.

         “Guaranty” means this Guaranty Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

         “Guarantors” shall have the meaning set forth in the Preamble of this Guaranty.

         “Lender” shall have the meaning set forth in the Preamble of this Guaranty.

         “Loan Agreement” shall have the meaning set forth in the Preamble of this Guaranty.

         “Material Adverse Effect” means (x) the adverse effect on the legality, validity or enforceability of this Guaranty in any material respect, (y) a material adverse effect on the financial condition of each Guarantor, or (z)
the adverse impairment in any material respect of each Guarantor’s ability to perform fully on a timely basis its obligations under this Guaranty.

         “Notes” shall have the meaning set forth in the Recitals of this Guaranty.

         “Obligations” means the collective reference to all obligations and undertakings of the Company of whatever nature, monetary or otherwise, under the Notes, the Loan Agreement, the Security Agreement, the other
Transaction Documents or any other future agreement or obligations undertaken by the Company to the Lender, together with all reasonable attorneys’ fees, disbursements and all other costs and expenses of collection incurred by
Lender in enforcing any of such Obligations and/or this Guaranty.

       2. Guaranty.

         (a) Guaranty.

           (i) The Guarantors hereby, jointly and severally, unconditionally and irrevocably guarantee to the Lender and its respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Company when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

           (ii) Anything herein or in any other Transaction Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Transaction Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws, including laws relating to the insolvency of debtors, fraudulent conveyance or transfer or laws affecting the rights of creditors generally (after giving effect to the right of contribution established in Section 2(b)).

           (iii) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this
Section 2 or affecting the rights and remedies of the Lender hereunder.

           (iv) The guarantee contained in this Section 2 shall remain in full force and effect until all the Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full.

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           (v) No payment made by the Company, any of the Guarantors, any other guarantor or any other Person or received or collected by the Lender from the Company, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Obligations or any payment received or collected from such
Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of such
Guarantor hereunder until the Obligations are paid in full.

           (vi) Notwithstanding anything to the contrary in this Guaranty, with respect to any defaulted non-monetary Obligations the specific performance of which by the Guarantors is not reasonably possible, the Guarantors shall only be liable for making the Lender whole on a monetary basis for the Company’s failure to perform such Obligations in accordance with the Transaction Documents.

         (b) Right of Contribution. Each Guarantor hereby agrees that, to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section
2(c). The provisions of this Section 2(b) shall in no respect limit the obligations and liabilities of any Guarantor to the
Lender, and each Guarantor shall remain liable to the Lender for the full amount guaranteed by such Guarantor hereunder.

         (c) No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Lender against the Company or any other Guarantor or any collateral security or guarantee or right of offset held by the Lender for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Company or any other Guarantor in respect of payments made by such
Guarantor hereunder, until all amounts owing to the Lender by the Company on account of the Obligations are paid in full. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the
Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Lender, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Lender in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Lender if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Lender may determine.

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         (d) Amendments, Etc. With Respect to the Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Lender may be rescinded by the Lender and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Lender, and the Loan Agreement and the other Transaction Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lender may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Lender shall have no obligation to protect, secure, perfect or insure any Lien at any time held by them as security for the Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

         (e) Guaranty Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Company and any of the Guarantors, on the one hand, and the Lender, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives to the extent permitted by law diligence,

presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or any of the
Guarantors with respect to the Obligations. Each Guarantor understands and agrees that the guarantee contained in this
Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Loan Agreement or any other Transaction Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance or fraud or misconduct by Lender) which may at any time be available to or be asserted by the Company or any other Person against the Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Company or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the
Company for the Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Company, any other Guarantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Company, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Company, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Lender against any Guarantor. For the purposes hereof, "demand" shall include the commencement and continuance of any legal proceedings.

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         (f) Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

         (g) Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the
Lender without set-off or counterclaim in U.S. dollars at the address set forth or referred to in the Loan Agreement.

       3. Representations and Warranties.

         A. Representations and Warranties of Brink. Brink hereby makes the following representations and warranties to Lender as of the date hereof:

         (a) Authorization; Enforcement. Brink has the legal capacity and right to enter into and to consummate the transactions contemplated by this Guaranty, and otherwise to carry out its obligations hereunder. This
Guaranty has been duly executed and delivered by Brink and constitutes the valid and binding obligation of Brink enforceable against Brink in accordance with its terms.

         (b) Financial Condition. Brink has furnished to the Lender the following financial information: a statement of personal assets (“Financial Information”). The Financial Information was prepared in accordance with sound accounting principles applied on a basis consistently maintained throughout the period involved and prior periods and fairly presents the financial condition of Guarantor as of such date.

         (c) Material Changes. The has been no material adverse change in the business prospects, assets, liabilities, operations, or financial condition of Brink, since the date of the last Financial
Information previously delivered to Lender.

         B. Representations and Warranties of UPDA. UPDA hereby makes the following representations and warranties to Lender as of the date hereof:

         (a) Organization and Qualification. UPDA is a corporation, duly incorporated, validly existing and in good standing under the laws of Nevada, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. UPDA has no subsidiaries other than those identified as such on Schedule 2. UPDA is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of any of this Guarantee in any material respect, (y) have a Material Adverse Effect.

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         (b) Authorization; Enforcement. UPDA has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Guarantee, and otherwise to carry out its obligations hereunder. The execution and delivery of this Guarantee by UPDA and the consummation by it of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of UPDA. This
Guarantee has been duly executed and delivered by UPDA and constitutes the valid and binding obligation of UPDA enforceable against UPDA in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

         C. Representations and Warranties of Guarantors. Each Guarantor hereby makes the following representations and warranties to Lender as of the date hereof:

         (a) No Conflicts. The execution, delivery and performance of this Guaranty by the
Guarantors and the consummation by the Guarantors of the transactions contemplated thereby do not and will not (i)
conflict with, constitute a default (or an event which with notice or lapse of time or both would become a default)
under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which any such Guarantor is a party, or (ii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which such Guarantor is subject (including Federal and state securities laws and regulations) or by which any property or asset of such
Guarantor is bound or affected. The business of such Guarantor is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, do not have a Material Adverse Effect.

         (b) Consents and Approvals. Each Guarantor is not required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local, foreign or other governmental authority or other person in connection with the execution, delivery and performance by such Guarantor of this Guaranty.

         (c) Litigation. There is no action, litigation, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of such Guarantor, threatened against or affecting such Guarantor, or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Guaranty or the Loan Agreement or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Such Guarantor has not been the subject of any
Action involving a claim of violation of or liability under federal or state securities laws.

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         (d) Compliance. Each Guarantor (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by such
Guarantor under), nor has such Guarantor received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its assets or properties is bound (whether or not such default or violation has been waived), (ii) is not in violation of any order of any court, arbitrator or governmental body to which such Guarantor is subject or by which it or any of its assets or properties is bound, and (iii) is not and has not been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws.

         (e) Title to Assets. Each Guarantor has good and marketable title in fee simple to all real property it owns and marketable title in all personal property it owns, in each case free and clear of all liens, except for liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by such Guarantor and liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by such Guarantor are held under valid, subsisting and enforceable leases of which such Guarantor is in compliance.

         (f) Solvency. As of the Closing Date, (i) such Guarantor’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of its existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) such Guarantor’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of its business, and projected capital requirements and capital availability thereof; and (iii) such Guarantor’s current cash flow, together with the proceeds it would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. No Guarantor intends to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). No Guarantor has knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The Financial Statements of each Guarantor set forth as of the dates thereof all outstanding secured and unsecured Indebtedness of such Guarantor or for which such Guarantor has commitments. For the purposes of this Agreement, “Indebtedness” shall mean (a) any liabilities for borrowed money or amounts owed other than trade accounts payable incurred in the ordinary course of business, (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in such
Guarantor’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments due under leases required to be capitalized in accordance with GAAP. Each Guarantor is not in default with respect to any Indebtedness.

         (g) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, each Guarantor has filed all necessary federal, state and foreign income tax returns and has paid or accrued all taxes shown as due thereon, and such Guarantor has no knowledge of a tax deficiency which has been asserted or threatened against it.

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       4. Covenants. Each Guarantor covenants and agrees with the Lender that, from and after the date of this Guaranty until the Obligations shall have been paid in full, such Guarantor shall take, and/or shall refrain from taking, as the case may be, each commercially reasonable action (including complying with all of the obligations in
Section 4 of the Note) that is necessary to be taken or not taken, as the case may be, so that no Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor.

       5. Miscellaneous.

         (a) Amendments in Writing. None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except in writing by the majority-in-interest (based on the then-
outstanding principal amount of the Notes at the time of such determination) of the Lender.

         (b) Notices. All notices, requests and demands to or upon the Lender or any Guarantor hereunder shall be effected in the manner provided for in the Loan Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule
5(b).

         (c) No Waiver By Course Of Conduct; Cumulative Remedies. The Lender shall not by any act (except by a written instrument pursuant to Section 5(a)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default under the Transaction Documents or
Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         (d) Enforcement Expenses; Indemnification.

           (i) Each Guarantor agrees to pay, or reimburse the Lender for, all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Guaranty and the other Transaction Documents to which such Guarantor is a party, including, without limitation, the reasonable fees and disbursements of counsel to the Lender.

           (ii) Each Guarantor agrees to pay, and to save the Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable in connection with any of the transactions contemplated by this Guaranty.

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           (iii) Each Guarantor agrees to pay, and to save the Lender harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this
Guaranty to the extent the Company would be required to do so pursuant to the Loan Agreement.

           (iv) The agreements in this Section shall survive repayment of the Obligations and all other amounts payable under the Loan Agreement and the other Transaction Documents.

         (e) Successor and Assigns. This Guaranty shall be binding upon the successors and permitted assigns of each Guarantor and shall inure to the benefit of the Lender and its respective successors and assigns;
provided that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Guaranty without the prior written consent of the Lender.

         (f) Set-Off. Each Guarantor hereby irrevocably authorizes the Lender at any time and from time to time while an Event of Default under any of the Transaction Documents shall have occurred and be continuing, without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits, credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Lender to or for the credit or the account of such Guarantor, or any part thereof in such amounts as the Lender may elect, against and on account of the obligations and liabilities of such Guarantor to the Lender hereunder and claims of every nature and description of the Lender against such Guarantor, in any currency, whether arising hereunder, under the Loan
Agreement, any other Transaction Document or otherwise, as the Lender may elect, whether or not the Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured.
The Lender shall notify such Guarantor promptly of any such set-off and the application made by the Lender of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have.

         (g) Counterparts. This Guaranty may be executed by one or more of the parties to this
Guaranty on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         (h) Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         (i) Section Headings. The Section headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

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         (j) Integration. This Guaranty and the other Transaction Documents represent the agreement of the Guarantors and the Lender with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Transaction Documents.

         (k) Governing Law. THIS GUARANTY SHALL BE GOVERNED BY, AND
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK
WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAWS.

         (l) Submission to Jurisdiction; Waiver. Each Guarantor hereby irrevocably and unconditionally:

           (i) submits for itself and its property in any legal action or proceeding relating to this Guaranty and the other Transaction Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the Courts of the State of New York, located in
New York County, New York, the courts of the United States of America for the Southern District of New York, and
appellate courts from any thereof;

           (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

           (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor at its address referred to in the Loan Agreement or at such other address of which the Lender shall have been notified pursuant thereto;

           (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

           (v) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

         (m) Acknowledgements. Each Guarantor hereby acknowledges that:

           (i) it has been advised by counsel in the negotiation, execution and delivery of this
Guaranty and the other Transaction Documents to which it is a party;

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           (ii) the Lender has no fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Guaranty or any of the other Transaction Documents, and the relationship between the
Guarantors, on the one hand, and the Lender, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

           (iii) no joint venture is created hereby or by the other Transaction Documents or otherwise exists by virtue of the transactions contemplated hereby among the Guarantors and the Lender.

         (n) Release of Guarantors. Subject to Section 2(f), each Guarantor will be released from all liability hereunder concurrently with the repayment in full of all amounts owed under the Loan Agreement, the Notes and the other Transaction Documents.

         (o) Seniority. The Obligations of each of the Guarantors hereunder rank senior in priority to any other debt of such Guarantor.

         (p) Waiver of Jury Trial. EACH GUARANTOR AND, BY ACCEPTANCE OF THE
BENEFITS HEREOF, THE LENDER, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL
BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY AND FOR ANY
COUNTERCLAIM THEREIN.

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       IN WITNESS WHEREOF, each of the undersigned has caused this Guarantyto be duly executed and delivered as of the date first above written.

______________________________
TIMOTHY BRINK

UNIVERSAL PROPERTY DEVELOPMENT AND ACQUISITION CORPORATION

By:_________________________________
Name:
Title:

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